                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

                        EMERGING MARKETS DEBT PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina        21.8%
Brazil           13.6%
Bulgaria          5.7%
Colombia          3.9%
Ecuador           2.0%
India             1.0%
Jamaica           1.0%
Jordan            0.8%
Korea             4.2%
Mexico           22.6%
Panama            2.3%
Peru              2.3%
Philippines       2.5%
Russia            2.2%
Turkey            2.8%
Venezuela         2.2%
Other             9.1%

TOP FIVE COUNTRIES
                                          VALUE   PERCENT OF
COUNTRY                                   (000)   NET ASSETS
----------------------------------------  ------  ----------
Mexico                                    $5,637     22.6   %
Argentina                                  5,427     21.8
Brazil                                     3,376     13.6
Bulgaria                                   1,413      5.7
Korea                                      1,045      4.2

PERFORMANCE COMPARED TO THE J.P. MORGAN EMERGING MARKETS BOND PLUS INDEX(1)
------------------------------------

                          TOTAL RETURNS(2)
                    ----------------------------
                                 AVERAGE ANNUAL
                       ONE           SINCE
                       YEAR       INCEPTION(3)
                    ----------  ----------------
PORTFOLIO.........     -28.38%        -19.06%
INDEX.............     -14.35%         -8.49%

1. The J.P. Morgan Emerging Markets Bond Plus Index is a total return index tracking the traded U.S. dollar denominated instruments in the emerging markets. The index is composed of Brady Bonds, benchmark Eurobonds, loans and Argentine domestic debt.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on June 16, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 EMERGING MARKETS      J.P. MORGAN EMERGING
                                  DEBT PORTFOLIO    MARKETS BOND PLUS INDEX(1)
6/16/97*                                   $10,000                      $10,000
12/31/1997                                 $10,076                      $10,182
12/31/1998                                  $7,216                       $8,721
* Commencement of Operations

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government related issuers located in emerging market countries.

For the year ended December 31, 1998, the Portfolio had a total return of -28.38% compared to -14.35% for the J.P. Morgan Emerging Markets Bond Plus Index (the "Index"). For the period since inception on June 16, 1997 through December 31, 1998, the Portfolio had an average annual total return of -19.06% compared to -8.49% for the Index.

Throughout the first two quarters of 1998, the Asian region remained in the spotlight and often dictated the tone for emerging markets. During the first quarter, emerging market debt recovered a large portion of the losses realized in October of 1997, however the market remained volatile during this period of spread compression, with general market spreads oscillating within a 100 basis point range. In January, a market sell-off was caused by a worsening of certain countries fiscal accounts

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

due to historically low commodity prices as well as policy inaction in Indonesia. The successful rescheduling of Korea's short-term bank debt obligations late in the month reversed this. In February, dramatic swings in the current account positions of Thailand and Korea combined with proactive responses on the part of policy makers in Brazil, Mexico and Russia to the worsening external environment helped bolster investor confidence. By the early spring, the apparent economic and political stabilization in the Asian region buoyed investor sentiment, causing spreads to rally to the mid 400's. However, this period of calm proved to be temporary. Spreads widened out to above 600 basis points, as the "Asian Contagion" hit emerging markets debt yet again during the second quarter of 1998 bringing returns for the first half of the year close to zero.

During the second quarter, the medium term effects of 1997's Asian crisis were manifesting themselves in the form of lower global demand for commodities and a reduced demand for exports from other regions of the world especially Japan. The yen declined versus the U.S. dollar which put pressure on all the currencies in the Asian region. The ill health of the Japanese economy and of major Japanese banks caused investors to adjust risk premiums higher and caused liquidity for most emerging countries to evaporate. Investors feared that Japan's inability to fix its economy would continue to weaken the yen and might eventually cause a devaluation in China. This would increase the risk of another round of currency devaluation in Asia and might further depress commodity prices, a large source of earnings for many emerging countries. Furthermore, President Suharto of Indonesia was forced out of office by a series of national protests and riots, leaving a fragile political environment in his absence. As investor sentiment soured in general, Russia's fiscal management came under increased scrutiny causing a significant sell off in both the local and external Russian debt markets. Lack of progress in tax collection, poor corporate governance policies and a failed privatization led to a significant rise in domestic interest rates and in difficulties rolling over domestic debt.

The Index was down -21.3% during the third quarter, which highlights the fact that the vast majority of the negative price action had occurred during this time period. During July, the Russian government successfully completed negotiations on an assistance package from the International Monetary Fund but this proved to be too little assistance too late. In August, investor sensitivity to deteriorating credit fundamentals and a worsened global environment for emerging countries reached a breakpoint and precipitated the largest and broadest sell-off in emerging market debt history. The sell-off transitioned from a focus on fundamentals to a technically driven liquidation when Russia devalued its currency and defaulted on its domestic debt (ruble denominated treasury bills) on August 17th. The Russian restructuring forced many market participants to sell non-Russian assets to meet margin calls, thereby contaminating the debt of all emerging countries. Spreads on the broad emerging market debt benchmark widened by 861 basis points during that month.

The market effectively decoupled from events in Russia during September, as every country within the Index posted positive results except Russia, which was down an additional 23.81%. Emerging market debt continued to rebound during the last quarter of the year, with the Index advancing by 9.92%. The market was buoyed by interest rate cuts in the U.S., the completion of an International Monetary Fund assistance program for Brazil, and finally by the hope that emerging markets had already passed through the point of maximum pessimism.

The negatives facing emerging market countries in 1999 are daunting. Emerging countries will have to confront slowing global gross domestic development growth and continued weak commodity prices, while caught in the grip of global excess capacity and deflationary forces. Additionally, 1999 will likely require precise navigation through a myriad of potential land mines ranging from equity market corrections, to Japanese bank defaults, to Brazilian economic instability. But rather than dwelling on what has been priced into the markets, we prefer to focus on what might cause emerging market debt to rally or fall further from current levels. For starters, we have seen a good dose of monetary reflation during the final quarter of 1998. G-7 central banks have cut interest rates

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

aggressively and we may see emerging markets rise as newfound liquidity works its way into the markets. With domestic interest rates below 5% in all major developed countries, yields in the low teens may prove too tempting to ignore. Also, the International Monetary Fund has been substantially re-capitalized and may be both more willing and better positioned to prevent a future liquidity driven crisis. Finally, it is true that in many cases crisis breeds reform and that in effect, the markets have forced an acceleration of structural adjustment agendas in most emerging countries. This last factor may lead to improvement in the longer-term credit prospects for certain sovereign issuers. Unfortunately, we do not believe that the momentum provided by the easing of monetary conditions will be powerful enough to reverse the negative fundamental forces for the most vulnerable emerging market credits and we may experience an up-tick in default levels during 1999. As shown in the chart below, the market did differentiate between stronger and weaker credits in 1998 and we expect this differentiation to continue. Despite what is generally perceived to have been a catastrophic year for emerging market debt, only four countries posted significantly negative returns.

                           U.S. DOLLAR TOTAL RETURN %

                   1998
COUNTRY        PERFORMANCE
------------  --------------
Argentina             3.57%
Brazil              -15.39%
Bulgaria             -0.01%
Ecuador             -25.46%
Mexico                0.03%
Morocco              -1.36%
Nigeria               2.33%
Panama                3.84%
Peru                  2.40%
Philippines          11.28%
Poland               11.79%
Russia              -82.57%
Venezuela           -18.43%

During the first few months of 1999, the market will likely experience liquidity driven broad-based rallies. However, the trend toward credit polarization should take precedence and it is for this reason we remain cautious on countries such as Brazil, Ecuador and Venezuela. While each suffers from its own unique set of problems, fiscal imbalances remain high and currencies vulnerable in each of these countries. At the same time we feel that countries with sound fundamentals and fewer imbalances such as Mexico, the Philippines and Bulgaria should benefit most from the return of funds into emerging markets. We also see value in countries such as Colombia and Turkey and Korea where credible reforms initiated in 1998 look set to continue in 1999 and the large imbalances in these countries should prove manageable.

January 1999

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1998

           FACE
         AMOUNT                                                        VALUE
          (000)                                                        (000)
----------------------------------------------------------------------------

DEBT INSTRUMENTS (90.9%)
  ARGENTINA (21.8%)
    CORPORATE BONDS/NOTES (2.7%)
  ARP       300   CIA International Telecommunications, 10.375%,
                    8/1/04.........................................  $   212
         (e)370   CIA International Telecommunications, 10.375%,
                    8/1/04.........................................      261
U.S.$    (e)350   Supercanal Holdings, 11.50%, 5/15/05.............      203
                                                                     -------
                                                                         676
                                                                     -------
    SOVEREIGN (19.1%)
            200   Republic of Argentina, Global Bond, Series BGLH,
                    11.00%, 10/09/06...............................      198
       (v)2,867   Republic of Argentina, Series L, (Floating Rate),
                    (Bearer), 6.188%, 3/31/05......................    2,451
            850   Republic of Argentina, Global Bond, Series BGL5,
                    11.375%, 1/30/17...............................      852
     (n,v)1,730   Republic of Argentina, Par Bond, Series SL-GP,
                    5.75%, 3/31/23.................................    1,250
                                                                     -------
                                                                       4,751
                                                                     -------
                                                                       5,427
                                                                     -------
  BRAZIL (13.6%)
    SOVEREIGN (13.6%)
       (v)1,310   Federative Republic of Brazil Debt Conversion
                    Bond, Series L, (Floating Rate), 6.188%,
                    4/15/12........................................      673
       (v)2,274   Federative Republic of Brazil, C Bond, PIK,
                    5.00%, 4/15/14.................................    1,370
       (v)2,054   Federative Republic of Brazil, Series IE-L,
                    (Floating Rate), 6.125%, 4/15/06...............    1,333
                                                                     -------
                                                                       3,376
                                                                     -------
  BULGARIA (5.7%)
    SOVEREIGN (5.7%)
       (v)1,180   Republic of Bulgaria, Discount Bond, Series A,
                    (Floating Rate), 6.688%, 7/28/24...............      842
       (n,v)475   Republic of Bulgaria, Front Loaded Interest
                    Reduction Bond, Series A, 2.50%, 7/28/12.......      273
         (v)440   Republic of Bulgaria, Interest Arrears PDI Bond,
                    (Floating Rate), 6.688%, 7/28/11...............      298
                                                                     -------
                                                                       1,413
                                                                     -------
  COLOMBIA (3.9%)
    CORPORATE (0.7%)
          1,200   Transtel, Discount Note, 0.10%, 8/13/08..........      188
                                                                     -------
    SOVEREIGN (3.2%)
         (v)590   Republic of Colombia, (Floating Rate), 12.243%,
                    8/13/05........................................      546
            300   Republic of Colombia, Global Bond, 7.625%,
                    2/15/07........................................      250
                                                                     -------
                                                                         796
                                                                     -------
                                                                         984
                                                                     -------

           FACE
         AMOUNT                                                        VALUE
          (000)                                                        (000)
----------------------------------------------------------------------------
  ECUADOR (2.0%)
    SOVEREIGN (2.0%)
U.S. $   (v)124   Republic of Ecuador, PDI Bearer Bond, (Floating
                    Rate), 3.25%, 2/27/15..........................  $    51
         (v)900   Republic of Ecuador, Discount Bond, (Floating
                    Rate), 6.625%, 2/28/25.........................      461
                                                                     -------
                                                                         512
                                                                     -------
  INDIA (1.0%)
    CORPORATE (1.0%)
         (e)320   Reliance Industries Ltd., 10.375%, 6/24/16.......      255
                                                                     -------
  JAMAICA (1.0%)
    SOVEREIGN (1.0%)
            250   Government of Jamaica, 12.00%, 7/19/99...........      245
                                                                     -------
  JORDAN (0.8%)
    SOVEREIGN (0.8%)
         (v)174   Government of Jordan, Discount Bond, (Floating
                    Rate), 6.00%, 12/23/23.........................      108
       (e,v)161   Government of Jordan, Discount Bond, (Floating
                    Rate), 6.00%, 12/23/23.........................       99
                                                                     -------
                                                                         207
                                                                     -------
  KOREA (4.2%)
    QUASI-SOVEREIGN (4.2%)
            580   Export-Import Bank of Korea, Global Bond, 6.50%,
                    2/10/02........................................      531
            400   Korea Development Bank, Global Bond, 7.125%,
                    9/17/01........................................      378
            150   Korea Electric Power, 7.00%, 10/01/02............      136
                                                                     -------
                                                                       1,045
                                                                     -------
  MEXICO (22.6%)
    CORPORATE (2.0%)
         (e)410   Innova S De R.L., Senior Notes, 12.875%,
                    4/1/07.........................................      283
            230   Petroleos Mexicanos, (Floating Rate), 9.574%,
                    7/15/05........................................      214
                                                                     -------
                                                                         497
                                                                     -------
    SOVEREIGN (20.6%)
          (v)10   United Mexican States, Discount Bond, Series A,
                    (Floating Rate), 6.116%, 12/31/19..............        8
         (v)550   United Mexican States, Discount Bond, Series B,
                    (Floating Rate), 6.039%, 12/31/19..............      449
       (v)1,260   United Mexican States, Discount Bond, Series D,
                    (Floating Rate), 6.098%, 12/31/19..............    1,028
         (v)630   United Mexican States, Par Bond, Series W-A,
                    6.25%, 12/31/19................................      492
            160   United Mexican States, Global Bond, 11.375%,
                    9/15/16........................................      166
       (v)3,239   United Mexican States, Par Bond, Series W-B,
                    6.25%, 12/31/19................................    2,528

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1998

           FACE
         AMOUNT                                                        VALUE
          (000)                                                        (000)
----------------------------------------------------------------------------

    SOVEREIGN (CONT.)

U.S. $      150   United Mexican States, Global Bond, 9.875%,
                    1/15/07........................................  $   149
            300   United Mexican States Global Bond, 11.50%,
                    5/15/26........................................      320
                                                                     -------
                                                                       5,140
                                                                     -------
                                                                       5,637
                                                                     -------
  PANAMA (2.3%)
    SOVEREIGN (2.3%)
         (v)170   Republic of Panama, Interest Reduction Bond,
                    (Floating Rate), 3.75%, 7/17/14................      128
            460   Republic of Panama, Global Bonds, 8.875%,
                    9/30/27........................................      435
                                                                     -------
                                                                         563
                                                                     -------
  PERU (2.3%)
    SOVEREIGN (2.3%)
       (n,v)350   Republic of Peru, PDI Bond, 4.00%, 3/7/17........      221
       (n,v)600   Republic of Peru, Front Loaded Interest Reduction
                    Bond, (Floating Rate), 3.25%, 3/7/17...........      343
                                                                     -------
                                                                         564
                                                                     -------
  PHILIPPINES (2.5%)
    SOVEREIGN (2.5%)
         (v)750   Republic of Philippines, Front Loaded Interest
                    Reduction Bond, Series B, (Floating Rate),
                    5.962%, 6/1/08.................................      626
                                                                     -------
           FACE
         AMOUNT                                                        VALUE
          (000)                                                        (000)
----------------------------------------------------------------------------
  RUSSIA (2.2%)
    SOVEREIGN (2.2%)
U.S. $   (e)870   Russian Federation, 8.75%, 7/24/05...............  $   204
         (e)700   Russian Federation, 11.00%, 7/24/18..............      172
          (v)46   Russian Interest Arrears Note, (Floating Rate),
                    5.969%, 12/15/15...............................        5
     (b,v)2,491   Russia Principal Loans, (Floating Rate), 5.96%,
                    12/15/20.......................................      162
                                                                     -------
                                                                         543
                                                                     -------
  TURKEY (2.8%)
    CORPORATE (1.8%)
         (e)350   Cellco Finance N.V., 15.00%, 8/1/05..............      303
         (e)200   Pera Financial Services Co., 9.375%, 10/15/02....      156
                                                                     -------
                                                                         459
                                                                     -------
    SOVEREIGN (1.0%)
            250   BT Structured Note (based on the change in the
                    Turkish Lira spot rate and prevailing interest
                    rates), 0.00%, 12/31/99........................      250
                                                                     -------
                                                                         709
                                                                     -------
  VENEZUELA (2.2%)
    SOVEREIGN (2.2%)
         (v)857   Republic of Venezuela Debt Conversion Bond,
                    Series DL, (Floating Rate), 5.938%, 12/18/07...      545
                                                                     -------
TOTAL FOREIGN DEBT INSTRUMENTS (COST $23,495)......................   22,651
                                                                     -------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1998

                                                                       VALUE
         SHARES                                                        (000)
----------------------------------------------------------------------------

COMMON STOCKS (0.0%)
  UNITED STATES (0.0%)
         (a)309   Nextel Communications, Inc., Class A, (COST
                    $8)............................................  $     7
                                                                     -------

         NO. OF
         RIGHTS
---------------

RIGHTS (0.0%)
  MEXICO (0.0%)
       (a)2,800   United Mexican States, Value Recovery Rights,
                    expiring 6/30/03 (COST $0).....................       --
                                                                     -------

         NO. OF
       WARRANTS
---------------

WARRANTS (0.0%)
  NIGERIA (0.0%)
         (a)250   Central Bank of Nigeria, expiring 11/15/20 (COST
                    $0)............................................       --
                                                                     -------

           FACE
         AMOUNT
          (000)
---------------

SHORT-TERM INVESTMENT (10.5%)
  UNITED STATES (10.5%)
    REPURCHASE AGREEMENT (10.5%)
U.S.$     2,609   Chase Securities, Inc., 4.45%, dated 12/31/98,
                    due 1/4/99, to be repurchased at $2,610,
                    collateralized by U.S. Treasury Bonds, 10.375%,
                    due 11/15/12, valued at $2,636. (COST
                    $2,609)........................................    2,609
                                                                     -------

TOTAL INVESTMENTS (101.4%) (COST $26,112)........   25,267
                                                   --------

   OTHER ASSETS (4.3%)
     Cash...........................................
                                                      $   408
     Interest Receivable............................
                                                          569
     Receivable for Portfolio Shares Sold...........
                                                           99
     Other..........................................
                                                            1      1,077
                                                      --------
   LIABILITIES (-5.7%)
     Payable for Investments Purchased..............
                                                       (1,232)
     Investment Advisory Fees Payable...............
                                                          (68)
     Professional Fees Payable......................
                                                          (36)
     Payable for Foreign Taxes......................
                                                          (35)
     Payable for Portfolio Shares Redeemed..........
                                                           (7)
     Custodian Fees Payable.........................
                                                           (6)
     Administrative Fees Payable....................
                                                           (4)
     Other Liabilities..............................
                                                          (24)    (1,412)
                                                      --------   --------
   NET ASSETS (100%)..........................................   $24,932
                                                                 --------
                                                                 --------

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 4,090,137 outstanding $0.001 par
  value shares (authorized 9,000,000,000
  shares)........................................  $  6.10
                                                   --------
                                                   --------
                                                    AMOUNT
                                                    (000)
-----------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital..................................  $37,766
Overdistributed Net Investment Income............      (77)
Accumulated Net Realized Loss....................  (11,909)
Unrealized Depreciation on Investments and
  Foreign Currency Translations..................     (848)
                                                   --------
NET ASSETS.......................................  $24,932
                                                   --------
                                                   --------

---------------

(a)   --  Non-income producing security.
(b)   --  Security is in default.
(e)   --  144A Security -- Certain conditions for public sale may exist.
(n) -- Step Bond -- coupon rate increases in increments to maturity; rate disclosed is as of December 31, 1998. Maturity date disclosed is the ultimate maturity date.
(v) -- Security is a Brady Bond, created through the debt restructuring exchange of commercial bank loans to foreign entities for new fixed income obligations. These bonds may be collateralized and are actively traded on the over-the-counter secondary market.
ARP   --  Argentine Peso
PDI   --  Past Due Interest
PIK   --  Payment-in-Kind -- Income may be paid in additional securities or cash at the discretion of the issuer.
Floating Rate Security -- Interest rate changes on these instruments are based upon a designated base rate. The rates shown are those in effect at December 31, 1998.

---------------

At December 31,1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                   NET
  COST      APPRECIATION    (DEPRECIATION)   (DEPRECIATION)
  (000)         (000)            (000)            (000)
---------  ---------------  ---------------  ---------------
$  28,217     $     380        $  (3,330)       $  (2,950)

----------------------------------------------------------------

For the year ended December 31, 1998, purchases and sales of investment securities for the Portfolio other than long-term U.S. Government securities and short-term investments were $119,726,000 and $109,108,000, respectively. There were no purchases and sales of long-term U.S. Government securities during the year ended December 31, 1998.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1998 to December 31, 1998 the Portfolio incurred and elected to defer until January 1, 1999 for U.S. Federal income tax purposes net capital losses of approximately $1,090,000.

At December 31, 1998, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through December 31, 2006 of approximately $8,714,000. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.
----------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                              YEAR ENDED
                                       DECEMBER 31, 1998
                                                   (000)
--------------------------------------------------------

INVESTMENT INCOME:
  Interest                             $           3,388
                                                --------
EXPENSES:
  Investment Advisory Fees                           217
  Less: Fees Waived                                 (143)
                                                --------
  Net Investment Advisory Fees                        74
  Shareholder Reports                                116
  Administrative Fees                                 74
  Professional Fees                                   54
  Custodian Fees                                      30
  Foreign Tax Expense                                 15
  Interest Expense on Short Sales                     13
  Directors' Fees and Expenses                         2
  Other                                               36
                                                --------
    Net Expenses                                     414
                                                --------
Net Investment Income                              2,974
                                                --------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                               (11,697)
  Foreign Currency Transactions                     (168)
  Written Options                                      8
  Securities Sold Short                                2
                                                --------
    Net Realized Loss                            (11,855)
                                                --------
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                                       (376)
                                                --------
Net Realized Loss and Change in
  Unrealized
  Appreciation/Depreciation                      (12,231)
                                                --------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $          (9,257)
                                                --------
                                                --------

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                PERIOD FROM
                                                             JUNE 16, 1997*
                                              YEAR ENDED                 TO
                                       DECEMBER 31, 1998  DECEMBER 31, 1997
                                                   (000)              (000)
---------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                $           2,974  $             719
  Net Realized Gain/Loss                         (11,855)                20
  Change in Unrealized
    Appreciation/Depreciation                       (376)              (472)
                                                --------           --------
  Net Increase/Decrease in Net Assets
    Resulting from Operations                     (9,257)               267
                                                --------           --------
DISTRIBUTIONS:
  Net Investment Income                           (2,849)              (694)
  Net Realized Gain                                   --                (46)
  In Excess of Net Realized Gain                      --               (255)
                                                --------           --------
  Total Distributions                             (2,849)              (995)
                                                --------           --------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                       55,835             41,254
 Distributions Reinvested                          2,290                731
 Redeemed                                        (47,465)           (14,879)
                                                --------           --------
 Net Increase in Net Assets Resulting
   from Capital Share Transactions                10,660             27,106
                                                --------           --------
 Total Increase/Decrease in Net
   Assets                                         (1,446)            26,378
NET ASSETS:
  Beginning of Period                             26,378                 --
                                                --------           --------
  End of Period (Including
    (overdistributed) undistributed
    net investment income of $(77)
    and $0, respectively)              $          24,932  $          26,378
                                                --------           --------
                                                --------           --------
---------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                            7,204              4,155
      Shares Issued on Distributions
       Reinvested                                    376                 79
      Shares Redeemed                             (6,217)            (1,507)
                                                --------           --------
    Net Increase in Capital Shares
     Outstanding                                   1,363              2,727
                                                --------           --------
                                                --------           --------
---------------------------------------------------------------------------

* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                             PERIOD FROM
                                           YEAR ENDED     JUNE 16, 1997*
                                         DECEMBER 31,    TO DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS               1998               1997
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $   9.67           $  10.00
                                              -------            -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                          0.85               0.28
  Net Realized and Unrealized Loss              (3.60)             (0.22)
                                              -------            -------
  Total From Investment Operations              (2.75)              0.06
                                              -------            -------
DISTRIBUTIONS
  Net Investment Income                         (0.82)             (0.27)
  Net Realized Gain                                --              (0.02)
  In Excess of Net Realized Gain                   --              (0.10)
                                              -------            -------
  Total Distributions                           (0.82)             (0.39)
                                              -------            -------
NET ASSET VALUE, END OF PERIOD               $   6.10           $   9.67
                                              -------            -------
                                              -------            -------
TOTAL RETURN                                   (28.38)%             0.76%
                                              -------            -------
                                              -------            -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)            $ 24,932           $ 26,378
Ratio of Expenses to Average Net
  Assets                                         1.52%              1.35%**
Ratio of Expenses to Average Net
  Assets Excluding Interest
  and Foreign Tax Expense                        1.30%              1.30%**
Ratio of Net Investment Income to
  Average Net Assets                            10.94%              8.10%**
Portfolio Turnover Rate                           449%               173%
------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Income                                   $   0.04           $   0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                 2.05%              2.06%**
  Net Investment Income to Average
    Net Assets                                  10.41%              7.39%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

Morgan Stanley Universal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Effective January 6, 1999, the Fund's name changed to the Morgan Stanley Dean Witter Universal Funds, Inc. As of December 31, 1998, the Fund was comprised of eleven separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). An additional Portfolio, the Money Market Portfolio, commenced operations on January 5, 1999.

The accompanying financial statements relate to the Emerging Markets Debt Portfolio. Please refer to the Portfolio's Investment Overview for the Portfolio's investment objective.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------
Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

The investment techniques of the Fund described in the following notes (5-11) are applicable to certain, but not all, of the Portfolios of the Fund.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Certain Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, a Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When a Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the custodian's records for the Portfolio's regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. A Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------
acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the custodians records in its regular custody account or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold and
(2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchased securities cannot exceed the total amount invested.

9. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

10. SWAP AGREEMENTS: The Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios:

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations. Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

11. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------
to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on portfolio securities or other financial instruments. A Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instrument to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

During the year ended December 31, 1998, the Portfolio wrote covered call options as follows:

COVERED CALL OPTIONS:

                                          FACE AMOUNT      PREMIUM
                                             (000)          (000)
                                         -------------  -------------
Options outstanding at December 31,
  1997.................................    $      --      $      --
Options written during the period......        1,184             10
Options expired during the period......         (550)            (6)
Options exercised during the period....         (634)            (4)
                                              ------            ---
Options outstanding at December 31,
  1998.................................    $      --      $      --
                                              ------            ---
                                              ------            ---

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                      FROM            MORE
     FIRST       $500 MILLION TO      THAN
 $500 MILLION      $1 BILLION      $1 BILLION
---------------  ---------------  -------------
       0.80%            0.75%           0.70%

MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.30%.

C. ADMINISTRATOR: MSDW Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIANS: The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. The Fund's assets held outside the United States have been held by Morgan Stanley Trust Company ("MSTC"), which was an affiliate of the Adviser prior to October 1, 1998. On October 1, 1998, MSTC was acquired by the Chase Manhattan Bank. Custody fees are payable monthly based on assets held in custody,

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------
investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Through September 30, 1998, the Fund paid MSTC fees of approximately $21,000. In addition, through September 30, 1998, the Portfolio incurred interest expense on balances with MSTC of approximately $5,000.

E. OTHER: At December 31, 1998, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

At December 31, 1998, a substantial portion of the Portfolio's investments consist of emerging market and high yield securities rated below investment grade. Investments in emerging market and high-yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Portfolio to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the statement of net assets and the differences could be material.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Morgan Stanley Dean Witter Universal Funds, Inc.
(formerly Morgan Stanley Universal Funds, Inc.) -- Emerging Markets Debt
Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Universal Funds, Inc.- Emerging Markets Debt Portfolio (hereafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 16, 1997 (commencement of operations) through December 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 8, 1999

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
                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Dean Witter Investment
 Management Inc. and Morgan Stanley Dean Witter Investment Management Limited; Managing Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Dean Witter Investment
 Management Inc. and Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and CEO,
Pinacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

OFFICERS

Stefanie V. Chang

VICE PRESIDENT

James A. Gallo

VICE PRESIDENT

Harold J. Schaaff, Jr.

VICE PRESIDENT

Joseph P. Stadler

VICE PRESIDENT

Lorraine Truten

VICE PRESIDENT

Valerie Y. Lewis

SECRETARY

Joanna M. Haigney

TREASURER

Belinda A. Brady

ASSISTANT TREASURER

Karl O. Hartmann

ASSISTANT SECRETARY

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

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